Exhibit 32.1
CNH INDUSTRIAL N.V.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CNH Industrial N.V. (the "Company") on Form 10-Q for the period ended March 31, 2026 (the Report) as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2026	CNH INDUSTRIAL N.V.

/s/ GERRIT MARX
Gerrit Marx
Chief Executive Officer

/s/ JAMES A.J. NICKOLAS
James A.J. Nickolas
Chief Financial Officer